October 13, 2026 3Q26 Financial Results Exhibit 99

3Q26 Financial highlights

ROTCE[1]	CET1 capital ratios[2]	Std. RWA[3] $2.2T
20%	Std. 13.9% | Adv. 14.1%	Cash and marketable securities[4] $1.5T
	Total Loss-Absorbing Capacity[2] $599B	Average loans $1.6T

Income statement

- 3Q26 net income of $15.3B and EPS of $5.57
  - Excluding a significant item[5], 3Q26 net income of $15.8B, EPS of $5.75 and ROTCE of 21%
- Managed revenue of $50.9B[6]
- Expense of $27.3B and managed overhead ratio of 54%[6]

Balance sheet

- Loans: average loans of $1.6T up 10% YoY and 2% QoQ
- Deposits: average deposits of $2.7T up 8% YoY and 2% QoQ
- CET1 capital of $304B[2]
  - Standardized CET1 capital ratio of 13.9%[2]; Advanced CET1 capital ratio of 14.1%[2]

Capital distributed

- Common dividend of $4.4B or $1.65 per share
- $664mm of common stock net repurchases[7]
- Net payout LTM of 61%[7,8]

SIGNIFICANT ITEM ($MM, EXCLUDING EPS)

	Pretax	Net income	EPS
Net investment securities losses in Corporate	($658)	($498)	($0.18)

[1] See note 3 on slide 9
[2] Represents the estimated Basel III common equity Tier 1 ("CET1") capital and ratio and Total Loss-Absorbing Capacity for the current period
[3] Standardized risk-weighted assets ("RWA"). Estimated for the current period
[4] Cash and marketable securities represent HQLA and unencumbered marketable securities. Estimated for the current period. See note 1 on slide 10
[5] See note 5 on slide 9
[6] See note 1 on slide 9
[7] Includes the net impact of employee issuances. Excludes excise tax and commissions
[8] Last twelve months ("LTM")

JPMorganChase

1

3Q26 Financial results[1]

$B, EXCEPT PER SHARE DATA

	3Q26	$ O/(U) 2Q26	$ O/(U) 3Q25
Net interest income	$27.1	$1.5	$3.1
Noninterest revenue	23.8	(8.6)	0.7
Managed revenue[1]	**50.9**	**(7.1)**	**3.8**
Expense	**27.3**	**(0.0)**	**3.0**
Credit costs	**2.7**	**0.2**	**(0.7)**
Net income	**$15.3**	**($5.9)**	**$0.9**
Net income applicable to common stockholders	$14.9	($5.8)	$0.9
EPS – diluted	$5.57	($2.13)	$0.50
ROE[2]	17%	24%	17%
ROTCE[2,3]	20	29	20
Overhead ratio – managed[1,2]	54	47	52
Effective tax rate[2]	24.0	23.1	23.2
Managed tax rate[1,2,4]	26.7	25.0	25.9
Memo:			
NII excluding Markets[5]	*$24.7*	*$1.0*	*$1.3*
NIR excluding Markets[5]	*15.9*	*(6.4)*	*1.1*
Markets revenue	*10.3*	*(1.8)*	*1.4*
Managed revenue[1]	**50.9**	**(7.1)**	**3.8**
Adjusted expense[6]	*$27.2*	*$0.0*	*$3.0*
Adjusted overhead ratio[1,2,6]	*53%*	*47%*	*51%*

$B	3Q26	2Q26	3Q25
Net charge-offs	$2.2	$2.4	$2.6
Reserve build/(release)	0.5	0.1	0.8
Credit costs	**$2.7**	**$2.5**	**$3.4**

FINANCIAL PERFORMANCE

- **Net income of $15.3B, up 6% YoY**
- **Revenue** of $50.9B, up 8% YoY; NII of $27.1B, up 13% YoY; NIR of $23.8B, up 3% YoY
  - NII ex. Markets of $24.7B, up 6% YoY, driven by higher deposit balances, higher balances in Card Services and higher wholesale loan balances, partially offset by the impact of lower rates
  - NIR ex. Markets of $15.9B, up 7% YoY, or up 12% also excluding $658mm of net investment securities losses, driven by higher asset management fees in AWM and CCB, higher investment banking fees, higher card income and higher auto operating lease income, partially offset by net losses on certain equity investments
  - Markets revenue of $10.3B, up 15% YoY, predominantly driven by higher Equity Markets revenue
- **Expense** of $27.3B, up 12% YoY, predominantly driven by higher compensation, including higher revenue-related compensation and growth in the number of front office employees, as well as higher brokerage expense and distribution fees, higher marketing expense and higher technology expense
- **Credit costs** of $2.7B
  - NCOs of $2.2B, down $389mm YoY
  - Net reserve build of $539mm

LINE OF BUSINESS DETAIL

3Q26	Net income ($B)	ROE	O/H ratio
CCB	$5.7	36%	55%
CIB	8.2	18	47
AWM	1.8	45	63

Note: Totals may not sum due to rounding
[1] See note 1 on slide 9
[2] Actual numbers for all periods, not over/(under)
[3] See note 3 on slide 9
[4] Reflects fully taxable-equivalent ("FTE") adjustments of $735mm in 3Q26
[5] See note 2 on slide 9
[6] See note 4 on slide 9

JPMorganChase

2

Fortress balance sheet

$B, EXCEPT PER SHARE DATA

	3Q26	2Q26	3Q25
Risk-based capital metrics[1]			
CET1 capital	$304	$303	$287
Basel III Standardized RWA	2,184	2,132	1,936
CET1 capital ratio – Standardized	13.9%	14.2%	14.8%
Basel III Advanced RWA	$2,164	$2,124	$1,932
CET1 capital ratio – Advanced	14.1%	14.2%	14.9%
Leverage-based capital metric[2]			
Firm SLR	5.5%	5.5%	5.8%
Liquidity metrics[3]			
Firm LCR	113%	110%	110%
Bank LCR	119	118	117
Total excess HQLA	$288	$254	$241
HQLA and unencumbered marketable securities	1,511	1,497	1,511
Balance sheet metrics			
Total assets (EOP)	$5,092	$5,015	$4,560
Deposits (average)	2,734	2,686	2,525
Tangible book value per share[4]	112.64	113.35	105.70

STANDARDIZED CET1 RATIO[1]



14.2%
70 bps
(24 bps)
(33 bps)
(36 bps)
(3 bps)
13.9%
2Q26
Net income[5]
Capital Distributions[6]
RWA
AOCI[7]
Other[8]
3Q26

STANDARDIZED RISK-WEIGHTED ASSETS ($B)[1]



2,132
28
30
(6)
2,184
2Q26
Lending ex. CIB Markets[9]
CIB Markets[10]
Other
3Q26

Note: Totals may not sum due to rounding
[1] Estimated for the current period
[2] Estimated for the current period. Represents the supplementary leverage ratio ("SLR")
[3] Estimated for the current period. Liquidity Coverage Ratio ("LCR") represents the average LCR for the Firm and JPMorgan Chase Bank, N.A. ("Bank"). See note 1 on slide 10
[4] See note 3 on slide 9
[5] Reflects Net Income Applicable to Common Equity
[6] Includes net share repurchases and common dividends
[7] As provided in the capital rules, excludes AOCI on cash flow hedges and DVA related to structured notes
[8] Primarily CET1 capital deductions
[9] Reflects Loans and Commitments and any associated Securitization RWA, except those included in CIB Markets
[10] Reflects RWA associated with the CIB Markets businesses

JPMorganChase
3

CCB CIB AWM Corp.

Consumer & Community Banking[1]

SELECTED INCOME STATEMENT DATA ($MM)

	3Q26	$ O/(U) 2Q26	$ O/(U) 3Q25
Revenue	**$21,171**	**$899**	**$1,698**
Banking & Wealth Management	11,673	444	633
Home Lending	1,217	(68)	(43)
Card Services & Auto	8,281	523	1,108
Expense	**11,580**	**472**	**1,284**
Credit costs	**2,026**	**(130)**	**(512)**
Net charge-offs (NCOs)	1,976	(180)	13
Change in allowance	50	50	(525)
Net income	**$5,670**	**$359**	**$661**

FINANCIAL PERFORMANCE

- **Net income of $5.7B, up 13% YoY**
- **Revenue** of $21.2B, up 9% YoY, predominantly driven by higher balances and net yield in Card Services, higher asset management fees, higher deposit balances and higher auto operating lease income
- **Expense** of $11.6B, up 12% YoY, predominantly driven by higher marketing expense, higher technology expense, higher compensation for advisors and bankers and higher auto lease depreciation
- **Credit costs** of $2.0B
  - NCOs of $2.0B, relatively flat YoY
  - Net reserve build of $50mm

KEY DRIVERS / STATISTICS ($B)[2]

	3Q26	2Q26	3Q25
Average equity	$61.5	$61.5	$56.0
ROE	36%	34%	35%
Overhead ratio	55	55	53
Average loans	$594.3	$587.6	$580.4
Average deposits	1,097.1	1,095.6	1,058.0
Active mobile customers (mm)[3]	64.9	63.7	60.9
Debit & credit card sales volume[4]	$539.5	$535.8	$492.3

- Average loans up 2% YoY and 1% QoQ
- Average deposits up 4% YoY and flat QoQ
- Active mobile customers up 7% YoY
- Debit & credit card sales volume up 10% YoY and 1% QoQ
- Client investment assets up 15% YoY and 2% QoQ

KEY DRIVERS / STATISTICS ($B) – DETAIL BY BUSINESS

	3Q26	2Q26	3Q25
Banking & Wealth Management			
Business Banking average loans	$17.8	$18.3	$18.9
Business Banking loan originations	0.7	0.7	0.8
Client investment assets (EOP)	1,419.8	1,394.9	1,232.4
Deposit margin	2.78%	2.70%	2.79%
Home Lending			
Average loans	$237.8	$238.8	$241.8
Loan originations[5]	16.0	17.2	13.9
Third-party mortgage loans serviced (EOP)	651.9	652.8	663.6
Net charge-off/(recovery) rate	(0.03)%	(0.03)%	(0.11)%
Card Services & Auto			
Card Services average loans	$250.1	$243.5	$234.4
Auto average loans and leased assets	93.7	92.6	87.9
Auto loan and lease originations	10.8	12.3	12.0
Card Services net charge-off rate	2.91%	3.34%	3.15%
Card Services net revenue rate	10.76	10.37	10.03
Card Services sales volume[4]	$376.0	$373.1	$344.4

[1] See note 1 on slide 9
For additional footnotes see slide 11

JPMorganChase

4

CCB | CIB | AWM | Corp.

Commercial & Investment Bank[1]

SELECTED INCOME STATEMENT DATA ($MM)

	3Q26	$ O/(U) 2Q26	$ O/(U) 3Q25
Revenue	**$22,734**	**($2,119)**	**$2,856**
Investment Banking revenue	3,098	(804)	404
Payments	5,620	324	703
Lending	2,240	276	368
Total Banking & Payments	**10,958**	**(204)**	**1,475**
Fixed Income Markets	5,366	(687)	(247)
Equity Markets	4,954	(1,071)	1,623
Securities Services	1,626	(31)	203
Credit Adjustments & Other	(170)	(126)	(198)
Total Markets & Securities Services	**11,776**	**(1,915)**	**1,381**
Expense	**10,771**	**(619)**	**1,049**
Credit costs	**663**	**307**	**(146)**
Net income	**$8,247**	**($1,431)**	**$1,346**

KEY DRIVERS / STATISTICS ($B)[2]

	3Q26	2Q26	3Q25
Average equity	$175.0	$172.2	$149.5
ROE	18%	22%	18%
Overhead ratio	47	46	49
IB fees ($mm)	$3,005	$3,277	$2,627
Average Banking & Payments loans	391.9	391.1	353.6
Average client deposits[3]	1,219.0	1,205.2	1,111.1
Assets under custody ($T)	44.1	44.9	40.1
Net charge-off/(recovery) rate[4]	0.14%	0.14%	0.43%

FINANCIAL PERFORMANCE

- **Net income of $8.2B, up 20% YoY; revenue of $22.7B, up 14% YoY**
- **Banking & Payments revenue**
  - IB revenue of $3.1B, up 15% YoY, largely driven by higher advisory fees
  - Payments revenue of $5.6B, up 14% YoY, driven by higher deposit balances, higher deposit margin and fee growth
  - Lending revenue of $2.2B, up 20% YoY, largely driven by lower losses on hedges of the retained lending portfolio and higher loan balances
- **Markets & Securities Services revenue**
  - Markets revenue of $10.3B, up 15% YoY
    - Fixed Income Markets revenue of $5.4B, down 4% YoY, driven by lower revenue in Commodities, Rates, Credit and Public Finance, largely offset by higher revenue in Currencies & Emerging Markets
    - Equity Markets revenue of $5.0B, up 49% YoY, driven by strong performance across products, particularly in Prime and Derivatives
  - Securities Services revenue of $1.6B, up 14% YoY, predominantly driven by fee growth on higher market levels and client activity, as well as higher deposit balances and higher deposit margin
- **Expense** of $10.8B, up 11% YoY, predominantly driven by higher brokerage expense and higher compensation expense, including higher revenue-related compensation
- **Credit costs** of $663mm, predominantly driven by net lending activity and changes in the credit quality of certain exposures
  - Net reserve build of $452mm and NCOs of $211mm

REVENUE BY CLIENT COVERAGE SEGMENT ($MM)[5]

	3Q26	$ O/(U) 2Q26	$ O/(U) 3Q25
Banking & Payments revenue	**$10,958**	**($204)**	**$1,475**
Global Corporate & Investment Banking	7,549	(248)	1,005
Commercial Banking	3,409	44	470
Commercial & Specialized Industries	2,458	(14)	420
Commercial Real Estate Banking	951	58	50

[1] See note 1 on slide 9; For additional footnotes see slide 11

JPMorganChase

5

CCB CIB AWM Corp.

Asset & Wealth Management[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	3Q26	2Q26	3Q25
Revenue	**$6,909**	**$58**	**$843**
Asset Management	3,248	(72)	332
Global Private Bank	3,661	130	511
Expense	**4,358**	**151**	**540**
Credit costs	**84**	**71**	**25**
Net income	**$1,843**	**($114)**	**$185**

KEY DRIVERS / STATISTICS ($B)[2]

	3Q26	2Q26	3Q25
Average equity	$16.0	$16.0	$16.0
ROE	45%	48%	40%
Pretax margin	36	38	36
Assets under management ("AUM")	$5,210	$5,140	$4,599
Client assets	7,895	7,663	6,838
Average loans	301.6	284.3	250.7
Average deposits	253.5	260.1	241.5

FINANCIAL PERFORMANCE

- **Net income of $1.8B, up 11% YoY**
- **Revenue** of $6.9B, up 14% YoY, predominantly driven by growth in management fees on higher average market levels and strong net inflows, as well as higher loan balances
- **Expense** of $4.4B, up 14% YoY, largely driven by higher compensation, primarily due to higher revenue-related compensation and continued growth in private banking advisor teams, as well as higher distribution fees
- **Credit costs** of $84mm
  - Net reserve build of $68mm and NCOs of $16mm
- **AUM** of $5.2T, up 13% YoY, and client assets of $7.9T, up 15% YoY, driven by continued net inflows and higher market levels
  - For the quarter, AUM had long-term net inflows of $51B and liquidity net inflows of $42B
- **Average loans** up 20% YoY and 6% QoQ
- **Average deposits** up 5% YoY and down 3% QoQ

[1] See note 1 on slide 9
[2] Actual numbers for all periods, not over/(under)

JPMorganChase

6

Corporate1 1 See note 1 on slide 9 CCB CIB AWM Corp. SELECTED INCOME STATEMENT DATA ($MM) FINANCIAL PERFORMANCE ⚫ Revenue of $93mm, down $1.6B YoY ⚫ Net interest income of $669mm, down $737mm YoY, predominantly driven by the impact of lower rates ⚫ Noninterest revenue was a loss of $576mm, compared with revenue of $297mm in the prior year – The current quarter included $658mm of net investment securities losses, compared with $105mm of net gains in the prior year ⚫ Expense of $586mm, up $141mm YoY $ O/(U) 3Q26 2Q26 3Q25 Revenue $93 ($5,953) ($1,610) Net interest income 669 (153) (737) Noninterest revenue (576) (5,800) (873) Expense 586 (25) 141 Credit costs (30) (20) (27) Net income/(loss) ($455) ($4,664) ($1,280) 7

Net interest income excluding Markets of ~$107B – Growth driven by the impact of balance sheet growth and higher rates Outlook1 1 See notes 1, 2 and 4 on slide 9 2 Adjusted expense excludes Firmwide legal expense 3Q26YTD 4Q outlook (market dependent) FY26 implied Net interest income excluding Markets $71.7B ~$25.5B ~$97.2B Net interest income $78.2B ~$28B ~$106.2B Adjusted expense2 $81.1B ~$27.5B ~$108.6B 2026 outlook 2027 central case (preliminary analysis) 2026 outlook Card Services NCO rate ~3.2% 8

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm as a whole and for each of the reportable business segments and Corporate on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by each of the lines of business and Corporate. For a reconciliation of the Firm’s results from a reported to managed basis, refer to page 7 of the Earnings Release Financial Supplement 2. In addition to reviewing net interest income (“NII”) and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For a reconciliation of NII and NIR from reported to excluding Markets, refer to page 28 of the Earnings Release Financial Supplement. For additional information on Markets revenue, refer to pages 73-74 of the Firm’s 2025 Form 10-K 3. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”) are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, refer to page 10 of the Earnings Release Financial Supplement. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Book value per share was $132.30, $133.01 and $124.96 at September 30, 2026, June 30, 2026 and September 30, 2025, respectively. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity 4. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense represents noninterest expense excluding Firmwide legal expense of $63mm, $116mm and $62mm for the three months ended September 30, 2026, June 30, 2026 and September 30, 2025, respectively. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of managed net revenue. Management believes this informat ion helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance 5. Third-quarter 2026 net income, earnings per share and ROTCE excluding $658mm of net investment securities losses are non-GAAP financial measures. Excluding this item from third-quarter 2026 net income, earnings per share and ROTCE resulted in an increase of $498mm (after tax) to reported net income from $15.3B to $15.8B, an increase of $0.18 per share to reported EPS from $5.57 to $5.75 and an increase of 1 percentage point to reported ROTCE from 20% to 21%. Management believes these measures provide useful information to investors and analysts in assessing the Firm’s results 9

Additional notes 1. Total excess high-quality liquid assets (“HQLA”) represent the average eligible unencumbered liquid assets that are in excess of what is required to meet the estimated Firm and Bank total net cash outflows over a prospective 30 calendar-day period of significant stress under the LCR rule. HQLA and unencumbered marketable securities include end-of-period HQLA, excluding regulatory prescribed haircuts under the LCR rule where applicable, for both the Firm and the excess HQLA-eligible securities included as part of the excess liquidity at JPMorgan Chase Bank, N.A., which are not transferable to non-bank affiliates and thus excluded from the Firm’s LCR. Also include other end-of-period unencumbered marketable securities, such as equity and debt securities. Does not include borrowing capacity at Federal Home Loan Banks and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 52-58 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026 and pages 100-107 of the Firm’s 2025 Form 10-K for additional information 10

Additional notes on slides 4-5 Slide 4 – Consumer & Community Banking 2. Actual numbers for all periods, not over/(under) 3. Users of all mobile platforms who have logged in within the past 90 days 4. Excludes Commercial Card 5. Firmwide mortgage origination volume was $20.4B, $21.2B and $16.9B for the three months ended September 30, 2026, June 30, 2026 and September 30, 2025, respectively Slide 5 – Commercial & Investment Bank 2. Actual numbers for all periods, not over/(under) 3. Client deposits and other third-party liabilities (“client deposits”) pertain to the Payments and Securities Services businesses 4. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate 5. Refer to page 70 of the Firm’s Annual Report on Form 10-K for the year ended December 31, 2025 for a description of each of the client coverage segments 11

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and expectations of JPMorgan Chase & Co.’s management, speak only as of the date on which they were made, and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (https://jpmorganchaseco.gcs-web.com/ir/sec-other-filings/overview), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 12